SUPPLEMENT DATED APRIL 17, 2008

TO

PROSPECTUS DATED MAY 1, 2007

FOR

FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE
FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

I.	Effective May 1, 2008:

Alger American Small Capitalization Portfolio changed its name to Alger American SmallCap Growth Portfolio.

MFS Emerging Growth Portfolio changed its name to MFS Growth Portfolio.

AIM Advisors, Inc. changed its name to Invesco Aim Advisors, Inc.

Sun Capital Real Estate Fund changed its name to Sun Capital Global Real Estate Fund.

Sun Capital All Cap Fund changed its name to SCSM Oppenheimer Large Cap Core Fund.  The Fund is advised by Sun Capital Advisors, LLC and is subadvised by OppenheimerFunds, Inc.

SCSM Lord Abbett Growth & Income Fund is added as an investment option.

II.	In the Distribution of Policy section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

III.	Lord Abbett Series Fund – Growth and Income Portfolio (Class VC) was inadvertently omitted from the first page of the May 1, 2007 prospectus but is an available investment option.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.